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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2000
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                            Predictive Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            000-30422                                 13-3808483
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     (Commission File Number)             (I.R.S. Employer Identification No.)



               417 Fifth Avenue, New York, NY                 10016
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         (Address of Principal Executive Offices)          (Zip Code)


                                 (212) 659-3400
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              (Registrant's Telephone Number, Including Area Code)

                                      N.A.
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 14, 2000, Global Integrity Corporation, a Delaware corporation ("Global") merged with and into Grape Acquisition Corporation ("Merger Sub"), a Delaware corporation and wholly-owned subsidiary of Predictive Systems, Inc., a Delaware corporation ("Predictive"). The merger was completed pursuant to the terms of an Agreement and Plan of Reorganization, dated as of October 17, 2000, by and among Predictive, Merger Sub, Global and Science Applications International Corporation, a Delaware corporation. Global provides information security services to Fortune and Global 1000 companies. The consideration for the acquisition consisted of an aggregate of 5,240,275 shares of Predictive common stock, par value $0.001 per share, and $31,460,270 cash. Predictive also issued options to purchase 551,048 shares of Predictive common stock to employees of Global. Additionally, the Global stockholders and optionholders have the right to earn up to an additional $14,012,500 in value (to be paid in cash to stockholders and additional options to optionholders) upon the achievement of certain revenue milestones by the acquired business.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired

                  The financial statements required by this item will be filed on or before February 27, 2001.

         (b)      Pro Forma Financial Information

                  The pro forma financial information required by this item will be filed on or before February 27, 2001.

         (c)      Exhibits

Exhibit Number    Description

         2.1 Agreement and Plan of Reorganization, dated as of October 17, 2000, by and among Predictive, Merger Sub, Global and Science Applications International Corporation.

         2.2 Amendment No. 1 to the Agreement and Plan of Reorganization, dated December 12, 2000, by and among Predictive, Merger Sub, Global and Science Applications International Corporation.

         99.1     Press release, dated October 18, 2000, relating to the merger.

         99.2 Press release, dated December 15, 2000, relating to the merger.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               Predictive Systems, Inc.
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                                               (Registrant)

                                               By: /s/ Ronald G. Pettengill, Jr.
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                                               Name:  Ronald G. Pettengill, Jr.
                                               Title: Chief Executive Officer

                                               Dated:  December 27, 2000